SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 9, 2006

Ciphergen Biosystems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of	[Commission File Number]	(I.R.S. Employer
incorporation or organization)		Identification Number)

6611 Dumbarton Circle
Fremont, CA 94555

(Address of principal executive offices)

(510) 505-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)  On January 9, 2006, the Nasdaq Listings Qualification Department (“Nasdaq”) notified Ciphergen Biosystems, Inc. (the “Company”) that it believes that the Company has failed to comply with the continued listing requirements of The Nasdaq National Market because the Company did not file a listing notification form or obtain shareholder approval for the July 22, 2005 sale and issuance to Quest Diagnostics Incorporated (“Quest”) of 6,225,000 shares of the Company’s Common Stock and a warrant (the “Warrant”) to purchase additional shares of the Company’s Common Stock pursuant to Rules 4350(i)(1)(B) and 4310(c)(17) of the Nasdaq Marketplace Rules.  Nasdaq indicated that it believes the July 22, 2005 transaction with Quest constituted a change of control which required shareholder approval because the number of shares purchased by Quest, together with the number of shares potentially issuable upon exercise of the Warrant, could exceed 20% of the total number of outstanding shares of Common Stock of the Company.  The Company disagrees with the determination by Nasdaq that this transaction constitutes a change of control and has executed an agreement with Quest clarifying that the total number of shares of Common Stock purchased pursuant to the transaction and issuable upon exercise of the Warrant will at no time exceed 20% of the total number of outstanding shares of Common Stock of the Company (provided that Quest may, prior to or concurrently with the exercise of the Warrant, sell such number of shares of the Company’s Common Stock that, after the exercise of the Warrant and such sale of shares, Quest would not own more than 19.9% of the Company’s Common Stock).  The Company is filing the Nasdaq listing notification form.

Pursuant to Nasdaq Marketplace Rule 4804(c), the Company was provided until January 17, 2006, to present its views in writing to Nasdaq, which the Company intends to do.  The January 9, 2006 notice is in addition to the Nasdaq notice disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on December 6, 2005.

Item 7.01         Regulation FD Disclosure

On January 13, 2006 the Company issued a press release regarding the receipt of a deficiency notification from Nasdaq.  A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Ciphergen Biosystems, Inc. on January 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC.
(Registrant)

Date: January 13, 2006	By: /S/ GAIL S. PAGE
Gail S. Page,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on January 13, 2006